ICONIC BRANDS



FALL 2022

INVESTOR DECK

toppop PACKAGING
Inception, Product Creation and Full Scale Production

OTC: **ICNB**

Safe Harbor Statement

This presentation contains only preliminary information regarding our Company and should be read in conjunction with the subscription agreement. The Company and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the Safe Harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods.

Examples of forward-looking statements include, among others, statements we make regarding: guidance relating to net income and net income per share; expected operating results, such as revenue growth and earnings; anticipated levels of capital expenditures for the fiscal year; current or future volatility in the credit markets and future market conditions; our belief that we have sufficient liquidity to fund our business operations as planned; expectations of the effect on our financial condition of claims, litigation, contingent liabilities and governmental and regulatory investigations and proceedings; strategy for growth, product development, market position, financial results and reserves; strategy for risk management. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control.

Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: economic and financial conditions, continued volatility in the capital or credit markets; the adequacy of our cash flow and earnings and other conditions; developments and changes in laws and regulations.

Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

This presentation is intended for general solicitation under RegD 506B but does not constitute an offer to sell or a solicitation of an offer to buy any securities. The information contained herein has been prepared by management of the Company to assist interested parties in making their evaluation of the Company and does not purport to contain all of the information that a party may desire. In all cases, interested parties should conduct and rely on their own investigation and analysis of the Company and the data set forth herein.

Overview

Iconic Brands, Inc. (OTC: ICNB), together with its wholly-owned subsidiary, TopPop, develops brands, innovates products, and creates sustainable packaging solutions for the alcohol and non-alcohol beverage market. Iconic offers a collection of brands in the wine & spirits, ready-to-drink cocktail, ready-to-freeze ice pop, and pre-mixed ready-to-go categories. In addition, TopPop offers turnkey solutions, from design to delivery, in sustainable packaging for major alcohol and non-alcohol beverage and frozen food brands.

Iconic prides itself on its commitment to brand expansion and to delivering purpose-driven brands that strive to lead the change in the "Better-for-you" and "Better-for-the-planet" categories. In July, Iconic announced its intention to change its name to "TopPop Innovative Brands" to better reflect the focus and fundamental drivers of the business.

Iconic operates in multiple states, with worldwide distribution and a number of Fortune 500 customers, including some of the world's largest alcohol beverage companies and brands.


GIN MELON
VODKA MULE
MARGARITA
RUM & COLA



Investment Opportunity

TopPop

Revolutionizing the RTD adult cocktail and healthier/plant-based freezable beverage and treat market

Sustainable flexible packaging solutions creates a unique value add to large CPG companies, brands and retailers; a more environmentally-friendly, more convenient alternative for consumers

Market Opportunity

Supporting large brands, companies, and retailers desire to meet the high expectations for more eco-friendly, improved sustainability and RTD on the go packaging formats

Flexible packaging is the fastest growing segment of packaging in the US market valued at **$30.9 billion**

Management Expertise

Over 200+ years of experience coming from CPG, Packaging with an extensive expertise in adult beverage products, sales, marketing and distribution

Competitive Advantages

From design through delivery–customized & convenient RTF/RTD cocktails & healthy treats in flexible pouch packaging

First mover advantage of alcohol products with zero sugar/vegan/ organically procured ingredients

Capacity & Scalability

2021:
30,000 sq. ft and capacity of 40 million units

2022:
Adding 105,000 sq. ft with capacity for RTD & RTF products exceeding 80 million units

2023:
170,000 sq. ft leading to additional unit capacity and fulfillment

Current Market Drivers

Sustainability

- Flexible pouch packaging delivers up to **85% reduction** in packaging materials vs. plastic PET bottles
- Every pouch purchased saves **3** bottles of waste
- More efficient use of resources: less raw material, less energy, less transportation, less waste
- TopPop's goal is to operate off the electric grid with 100% solar-powered production and warehouse facilities by end of 2022

Innovation & Brand Extension

- TopPop's innovative liquid packaging solutions help food & beverage companies expand beyond the use of traditional cans and bottles
- TopPop gives CPG companies & retailers ability to meet demand for improved sustainability and efficiency and domestic manufacturing solutions
- Key product categories driving TopPop's growth include:

Ready-To-Drink Cocktails, Alcohol-infused Frozen Cocktail Pops, Wine & Spirits Pouches, Spirits & Cocktail Shots, Plant-based Snackable Nutrition, Organic Fruit Freeze Bars, Squeezable Smoothies

Healthy Lifestyle Trends

- Wines in the wellness category rose 13.3% to $615M* – **NIELSEN IQ**
- Plant-based food & beverage sales have grown +43% in the past two years–nine times faster than sales of the total U.S. food & beverage category
- Nielsen reported that the sale of non-alcohol drinks increased coming out of the pandemic in 2021 by 33% for a total of **$331M** per annum. This trend is especially prevalent in millennials and Gen Z, who are generally drinking less alcohol than prior generations. Products include energy drinks, vitamin-infused waters and juices, and natural fruit and vegetable beverages, all of which are well-suited for the on-the-go and more health-conscious consumers.

RTD/To-Go Cocktails

- TopPop's RTD cocktail pouches & frozen cocktail pops are experiencing growth with the overall pre-mixed cocktails category

Premixed cocktails are the fastest-growing spirits category in 2022. Sales of premixed cocktails surged 42.3% to $1.6 billion compared with a year earlier

– **DISTILLED SPIRITS COUNCIL OF THE U.S.**

*Source: Nielsen IQ. Includes reduced calorie, low-carb and sugar free wines during the 52-week period ending February 12.

TopPop Growth

toppop PACKAGING
Inception, Product Creation and Full Scale Production

- TopPop is strategically positioned at the forefront of packaging innovation in the beverage and frozen treats industry with an evolving portfolio of brands, flavors, product categories, and package types..
- In addition to adult beverages, TopPop is also capitalizing on the rapid consumer shift to non-dairy, plant-based products and freezable fruit-based treats, such as organic fruit freeze bars and "squeezable smoothies."




MIZO
HARD LEMONADE
PARROT BAY
FROZEN
BERRY
DAIQUIRI
oneglass
SANGIOVESE
TOSCANA
IGT 2010
SHINE
water
POOCH
ICE POPS
Sicles


VODKA MU
GIN MELON
LIME
MARGARITA
RUM & COLA

Beyond Bottles and Cans

Based in New Jersey, our state-of-the-art solar – powered, Kosher and Organic-certified facilities contain high-speed flexible pouch equipment, blending and batching capabilities, semi-automatic pack out and full-product testing capabilities all under one roof.

Increased capacity to produce **over 80 million** units of gourmet ice-pops, stand-up flexible pouches, single-serve shots, organic fruit freeze pops, drink pouches, dog treats and more.


DEEBEE'S
ORGANICS
ORGANIC
SUPERFRUIT
FREEZIE

PLANT BASED

SNACKABLE NUTRITION

Production facilities supporting best-in-class food & beverage brands.

BUD LIGHT SELTZER | CUTWATER SPIRITS | SPIKED ICE | SNOW POPS | Hapi | hardpops. | Natural Light | RITAS | HPNOTIQ | Lic | PUNCH-POPS | VEIL VODKA | PARTY POUCH | DEEBEE'S | MIZO | DAILY'S | GLORIA | PARROT BAY | Pupsicle | NutriPlus | CAZUL | SUN POP

TopPop Growth

CERTIFICATIONS:




FROZEN MARGARITAS
FOR 21+
oneglass
SANGIOVESE
PARROT BAY
HPNOTIQ
SUN POP
hard pops.
MIZO
SHINE water
Hapi
BUD LIGHT SELTZER
FROZEN ICICLES
GIN MELON
FREEZE-A-RITA

Expanding capacity with multiple growth drivers

Providing brand partners USA manufacturing and "future proof" packaging solutions

RTD/RTF brand extensions, private label production and product innovation

Reaching new consumers

Creating fun new ways to experience brands

Delivering easier, faster ways to enjoy new flavors and old favorites

Offering healthier, more environmentally-friendly options to recruit new consumers

Increasing brand engagement

Major brands shifting focus towards eco-conscious supply chain practices, light-weight packaging

Convenience, portion-controlled servings, healthier choices

Opening up new use occasions

Flexible pouches unlock new off-premise uses like outdoor concerts, events, beach, no glass areas and cocktails-to-go.

Portion-control single-serve packaging enables brands to promote responsibly.

Product Launch Strategy

Development of 3 Branded Product Categories

TopszPopz

Low calorie alcohol-infused ice pops using proprietary formula and flavors

Currently in production

Pop Top Naturals

Juice in a pouch, scheduled for an October 2022 launch

TopShelf Cocktails

Ready-to-drink ("RTD") and ready-to-freeze ("RTF") low calorie wine and spirits cocktails

Come in a 10-ounce pouch in four propriety flavors

Key Distribution Channels

Big Box Retail Chains & Major Grocery Chains

TopPop has made significant headway presenting its portfolio of RTD products, RTF products, and PopTop Naturals to large retailers such as Costco, Walmart, Sam's Club, and grocery chains.

Travel & Hospitality

As travel increased after lifting of pandemic restrictions, it was accompanied by an increased demand for mixed drinks on airlines and in hotels and casinos. On-the-go travelers continue to look for innovative options for bartender-quality cocktails.

E-commerce

Flexible pouches offer superior advantages over cans and bottles and greater convenience to consumers in transit and production (light weight, less shipping costs, smaller environmental footprint) and with greater opportunities to personalize products for consumers through digital content on packaging. TopPop's initial test launch this year of roughly 30K TopszPopz cocktail pouches sold out on QVC in 10 minutes (under the tradename BoozyPopz).

Sports & Entertainment Venues

RTD and RTF cocktail pouches, as well as single-serve drinks and products, are ideal for sports and concert venues in terms of demographics, supply chain set-up and costs, and safety for fans. TopPop is in product development conversations with professional sports teams, celebrities, and influencers to launch branded or co-branded TopPop products. It is also working with a recycling partner on development of a pouch disposal and recycling program at these venues.

TopPop Brand Strategy

Leveraging Marketing, Convenience and Sustainability of Pouches over Cans and Bottles

- ***Substantial Growth in RTD & RTF Cocktail Market*** - The global RTD cocktail market size was valued at **$714.8 million** in 2020 and is expected to grow at a compound **annual growth rate (CAGR) of 12.0% through 2028**. Consumers are seeking lower calorie, lower carb, lower guilt options when it comes to their alcohol consumption as well as a switch from hard seltzers to premium spirit-infused cocktails, and alternatives to beer and wine, particularly among millennials and Gen Z. TopPop's pipeline of new products includes RTD cocktails with proprietary flavors and innovative flexible packaging, such as squeezable or ready-to-pour cocktails, as well as RTF ice pops, slushies and smoothies. TopPop is also planning to unveil new types of pouches to drink alcohol in novel and fun ways.

- ***Sustainability Advantages over Traditional Beverage Packaging*** - Large CPG companies continue to move away from bottle/can packaging with a goal of fully recyclable, reusable, or compostable packaging by 2025. Material used in TopPop specialty alcohol pouches provides a great oxygen barrier with a longer shelf life. Pouches offer an 80-85% reduced carbon footprint compared to glass. Pouches produce less waste with reduced packaging material, helping the supply chain, and need less space to store and transport the product, improving total supply chain efficiencies. Pouches use less manufacturing capacity and energy compared to can and bottle manufacturing. Flexible packaging development of fully biodegradable beverage pouches in a paper-based solution is in late stages.

- ***Marketing Advantages over Traditional Beverage Packaging*** - Beverage brands continue to develop packaging with the primary objective of accentuating the entire experience of the consumer associated with the holding, opening, drinking, and enjoyment of beverages. Flexible alcohol pouches packaging offers numerous benefits in the marketing, packaging, and distribution of alcohol.
  - *Product Differentiation* - Standout packaging formats to differentiate TopPop from long-established brands in traditional containers can provide great stability and offer better shelf presence in stores.
  - *Appeal* - RTF drinks cannot be packaged in cans or bottles, and flexible packaging has been proven to appeal to millennials and Gen Z due to the increased portability, reduced weight, and smaller environmental footprint.
  - *Personalization* – Advantages of digital printing on pouches affords more flexibility to brands to create customized messaging and offerings in reaching different demographics and geographic areas.

Expanding the Brand Portfolio


ZERO
ZERO
ZERO
ZERO
ZERO

Bellissima Zero

Exploding category: high demand from large retailers to small organic stores and health-conscious consumer

Zero Sugar, made with organic grapes, vegan, ≈1 carb per 5 oz serving, tree-free labels

Offered in 5 expressions

DTC through QVC and others


Pop-Top
NATURALS

Pop Top Naturals

Created as a solution to supply chain issues leading into the 2023 back-to-school season, Pop Top Juice Pouches are a healthy, portion-controlled solution to the current kid's juice box market for major retailers and distributors.

Scheduled for an October 2022 launch

TopShelf Cocktails

Ready-to-drink ("RTD") and ready-to-freeze ("RTF") low-calorie wine and spirits cocktails, come in a 10-ounce pouch in four proprietary flavors


21+
ONLY
TOPSZ POPZ
Great Taste & Boozy Fun!
FROZEN
COCKTAILS
JUST
FREEZE
& EAT
Contains 6% ALC/VOL

TopszPopz

Our own brand of RTF alcohol-infused ice pops for distributors' increasing desire to fill the adult frozen ice pop category. Will be available DTC through QVC and others. Potential partners include event/stadium food and beverage distributors.

Low-calorie alcohol-infused ice pops using proprietary formula and flavors, currently in production under BoozyPopz with pending name change

CASE STUDY:

The Hooters Partnership

The growing focus on "cocktails-to-go" and the RTD market enables Iconic to capitalize on providing beverage brands, restaurants and retailers new ways to connect with their customers through convenient, on-the-go solutions.





MIXED COCKTAIL
HOOTERS
PINEAPPLE PUNCH
HOOTERADE
CHERRY LIME
TEQUILALIME MARGARITA



New Multi-year Partnership

Now available in non-breakable, portable, eco-friendly containers. Hooters cocktail pouches are ready to freeze and squeeze.

"This partnership signifies what we believe is our competitive edge in this dynamic market"

– TOM MARTIN, CEO ICONIC BRANDS

Hooters Outlets for Distribution

Pouches will be offered at select Hooters of America where permitted by law*

Available also at Hooters of America's casual take-out restaurants: Hooters on the Fly, Hootie's Bait and Tackle, Hootie's Burger Bar & Hootie's Chicken Tenders

Retail and Direct-to-Consumer

Hooters RTD and RTF pouches to be available at retail stores and chains to allow the consumer to experience the brand on the go, or at home

Select flavors and products to be available for direct-to-consumer purchases

Events and Offsite Initiatives

- Sporting Events
- Golf Courses
- Concerts/Outdoor festivals
- Pop-up Events
- Hospitality

* The distinctive cocktail pouches will be offered at select Hooters of America locations, where permitted by law, including Texas and Florida.

Leadership Team

Tom Martin, Interim CEO

- Has had over 40 years with privately held companies in the packaging industry.
- Expertise in sales, engineering, and company building.
- Co-founder of TopPop Packaging.
- TopPop was built from the ground up by capitalizing on the innovative idea of alcohol-infused adult ice pops and single-use food & beverage products.
- TopPop facilities were designed and built to produce single-serve Boozy Ice Pops for some of the nation's largest beer, wine and spirits companies.

David Allen, CFO

- Has over 22 years of experience serving as the chief financial officer of public companies and over 40 years of experience as a certified public accountant.
- Board member of two public companies, Charlie's Holdings, Inc. (OTCMKTS: CHUC) and MariMed, Inc. (OTCMKTS: MRMD), where he serves as audit committee chairman.
- Licensed CPA and holds a bachelor's degree in accounting and a master's degree in taxation from Bentley College.

Richard DeCicco, President, Chairman & Founder

- Has over 45 years of experience in the global liquor industry and held executive roles in the wine and spirits industry.
- Former CEO of Iconic Brands and recently moved into his role as Chairman.

John Cosenza, COO

- A 30-year Anheuser-Busch (AB) loyalist with in-depth experience in alcohol sales, Mr. Cosenza is an expert in corporate social responsibility, which is the genesis of sustainability.
- He has extensive experience building partnerships with distributors, major retailer chains and professional sports teams.
- Holds an MBA in finance from Long Island University and a bachelor's degree in sports management and athletic administration from St. John's University.

Roseann Faltings, Co-founder Iconic & VP Product Development

- International liquor industry veteran with more than 20 years of experience in brand development, marketing, sales, and distribution across the beer, wine and spirits categories.
- Holds a Bachelor of Science Degree in Business Administration.

Summary

New Leadership - Leadership team blends the dynamic perspectives of beverage industry veterans, entrepreneurs, and corporate brand stewards, and is well-positioned to capitalize on its momentum and drive growth and increase shareholder value.

New Name - Name change to **TopPop Innovative Brands, Inc.**, and ticker change to "**TPOP**" will better reflect the Company's core mission and commitment to sustainable packaging solutions for the food and beverage industry. Plans to uplist to senior exchange.

New Strategy - Leveraging marketing, convenience, and sustainability of pouches over cans and bottles with focus on fast-growing segments. The Company has many marketing and sustainability advantages over traditional beverage packaging. Offers higher margins in sales channels and higher sales prices when monetizing the brand.

- Targeting Key distribution channels: *1) Big Box Retail & Major Grocery Chains 2) Sports & Entertainment Venues 3) Travel & Hospitality 4) E-commerce*

New Products - TopszPopz, TopShelf Cocktails, Pop Top Naturals, recently launched ZERO SUGAR Still Wines, and ideas for new packages, products and product types

Continued Growth & Expansion - New 65K sq. ft facility in addition to existing 30K sq. ft facility, Capacity of 40 million units increasing to over 80 million units

Growth – The food and beverage consumer landscape continues to evolve, and timely and innovative product solutions fuel rapid growth and provide sustainable alternatives for standard beverage packaging methods. Substantial growth in RTD & RTF and healthy non-alcohol drinks. Robust demand for RTD/RTF "drinks to go" beverages, frozen treats, squeezable smoothies, water and healthier juice drink pouches.

Strong Financials

- 2021 Annual revenue **$4.96M** - Gross Margin 8%
- 2022 Estimated annual revenue **$20M+** - Gross Margin 30% (Revenue for the six months ended June 30, 2022, was $10.7 million)
- Management has 24.43% ownership and outside investors 57.10% (without options and warrants)

Milestones


TopPop Acquisition Provides Competitive Advantage
New Management Team & Salesforce
TopPop Expansion In Line with Industry Trends
Launch of Bellissima Zero, other Celeb Brands, Craft Spirits
Uplisting To Major Exchange
2023 & Beyond

Thank You!


BUD LIGHT SELTZER
FROZEN ICICLES
BUD LIGHT SELTZER
FROZEN ICICLES

Cheers!

CONTACT

ir@iconicbrandsusa.com